UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2019

Date of reporting period: March 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

SEMI-ANNUAL REPORT

MARCH 31, 2019

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800.221.5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2019

On the following pages, you will find the 2019 semi-annual report for Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio1 (the “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2019, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

For the six-month period ended March 31, 2019, global equity markets experienced a dramatic V-shaped decline and recovery. Over the period, US and developed international stocks were down slightly, while emerging-markets stocks ended in positive territory. As would be expected in a period of volatility, bonds provided a safe haven; both US taxable and tax-exempt bond returns were strong, delivering over 4% for the period.

In the fourth quarter of 2018, stocks plummeted around the world on concerns that Fed tightening and trade disputes would push a slowing global economy into recession. However, concerns eased substantially when the Fed reversed course and signaled a more dovish policy due to ongoing low inflation and a “neutral” rate of interest that has been trending down in recent years. At the same time, progress in trade negotiations between the US and China eased concerns about global trade. Together, these changes supported a rapid recovery in global stocks throughout the first quarter of 2019.

Looking ahead, we expect slower economic growth around the globe but believe a sharp slowdown is unlikely. Lower interest rates and volatility—relative to last year—have improved the financial conditions that support ongoing economic activity. These conditions should also support equity markets.

Sincerely,

Robert M. Keith

President and Chief Executive Officer

Sanford C. Bernstein Fund II, Inc.

1	This performance discussion is intended as a general market commentary.

Investment Objectives and Policies

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate the best level of interest-rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

(Portfolio Manager Commentary continued on next page)

2019 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgaged-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolio’s existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

(Disclosures and Risks continued on next page)

2019 Semi-Annual Report	3

Disclosures and Risks (continued)

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse on effect the value or performance of the Portfolio.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell,

(Disclosures and Risks continued on next page)

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

possibly preventing the Portfolio from selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk may become illiquid. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU and the consequences for European and UK businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

(Disclosures and Risks continued on next page)

2019 Semi-Annual Report	5

Disclosures and Risks (continued)

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

These risks are discussed in further detail in the Portfolio’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.Bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

6	Sanford C. Bernstein Fund II, Inc.

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2019	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio[1]	4.35%	4.13%	3.14%	5.28%	4.59%	5/17/2002
Bloomberg Barclays US Aggregate Bond Index	4.63%	4.48%	2.74%	3.77%	4.35%
Lipper Core Bond Funds Average	4.13%	3.99%	2.44%	4.39%

1	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

The current prospectus table shows the total annual operating expense ratio for the Portfolio as 0.55%, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the annual operating expense ratio to 0.45%. These waivers/reimbursements may not be terminated before January 29, 2020, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Growth of a $25,000 Investment in the Portfolio

The chart illustrates the total value of an assumed $25,000 minimum investment as compared to the performance of the Portfolio’s benchmark and Lipper Average for the 10-year period ended March 31, 2019.

Portfolio Summary—March 31, 2019 (Unaudited)

Security Type Breakdown[1]

1	All data are as of March 31, 2019. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

2019 Semi-Annual Report	7

Expense Example—March 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2018	ENDING ACCOUNT VALUE MARCH 31, 2019	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,043.50	$2.29	0.45%
Hypothetical**	$1,000	$1,022.69	$2.27	0.45%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.

8	Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

March 31, 2019 (Unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–29.6%
Peru–0.5%
Peru Government Bond 5.94%, 2/12/29(a)	PEN	12,500	$3,955,206

United States–29.1%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	2,377	2,120,640
2.50%, 2/15/46–5/15/46		6,259	5,884,137
2.75%, 8/15/42		190	189,198
2.875%, 5/15/43–11/15/46		603	611,568
3.00%, 5/15/42–2/15/49		16,790	17,395,893
3.00%, 5/15/47(b)		1,447	1,500,132
3.125%, 2/15/43–8/15/44		330	349,653
3.375%, 5/15/44–11/15/48		2,091	2,322,079
3.50%, 2/15/39		955	1,081,985
3.625%, 8/15/43–2/15/44		1,981	2,275,877
3.75%, 11/15/43		295	345,841
4.375%, 2/15/38		899	1,136,856
4.50%, 2/15/36		2,349	2,974,168
4.75%, 2/15/37		1,525	2,000,848
5.25%, 11/15/28		3,315	4,115,262
5.375%, 2/15/31		1,105	1,436,155
7.125%, 2/15/23		4,028	4,750,523
U.S. Treasury Notes 1.125%, 2/28/21–9/30/21		938	912,796
1.375%, 2/29/20(c)		10,565	10,465,458
1.375%, 3/31/20–5/31/21		19,613	19,285,405
1.50%, 10/31/19–5/31/20		334	331,113
1.50%, 11/30/19(c)		22,243	22,103,981
1.625%, 6/30/19–4/30/23		28,034	27,553,881
1.75%, 10/31/20–5/31/22		9,457	9,318,133
1.875%, 4/30/22–7/31/22		8,463	8,365,840
2.00%, 11/30/20–8/15/25		24,645	24,482,259
2.125%, 8/31/20–5/15/25		19,852	19,745,590
2.25%, 3/31/21–2/15/27		19,428	19,402,625
2.50%, 5/15/24		1,407	1,423,049
U.S. Treasury Notes 2.625%, 2/15/29		10,493	10,686,465
2.75%, 11/15/23–2/15/24		2,060	2,106,731
2.875%, 5/15/28–8/15/28		10,747	11,165,935
3.125%, 5/15/21		3,835	3,900,914
3.50%, 5/15/20		4,800	4,857,000

			246,597,990

Total Governments—Treasuries (cost $248,071,566)			250,553,196

	Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADE–21.2%

Financial Institutions–10.7%
Banking–9.3%
ABN AMRO Bank NV 4.75%, 7/28/25(a)	U.S.$	269	$279,682
American Express Co. Series C 4.90%, 3/15/20(d)		615	611,710
Banco Santander SA 3.25%, 4/04/26(a)	EUR	400	485,722
3.50%, 4/11/22	U.S.$	1,200	1,211,052
5.179%, 11/19/25		1,800	1,897,560
Bank of America Corp. 3.124%, 1/20/23		2,400	2,406,120
5.00%, 5/13/21		10	10,450
5.875%, 1/05/21		35	36,839
Series DD 6.30%, 3/10/26(d)		335	364,289
Series L 3.95%, 4/21/25		2,450	2,496,280
Series Z 6.50%, 10/23/24(d)		524	567,895
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(a)		705	703,527
Barclays Bank PLC 6.86%, 6/15/32(a)(d)		226	234,611
BB&T Corp. 2.625%, 6/29/20		588	587,353
BNP Paribas SA 2.375%, 5/21/20		989	985,717
4.705%, 1/10/25(a)		750	779,933
Series E 2.25%, 1/11/27(a)	EUR	476	553,165
BPCE SA 2.75%, 1/11/23(a)	U.S.$	585	577,021
5.70%, 10/22/23(a)		379	404,560
Capital One Financial Corp. 3.30%, 10/30/24		1,725	1,706,887
4.75%, 7/15/21		90	94,277
Citigroup, Inc. 3.875%, 3/26/25		3,515	3,541,433
Citizens Bank NA/Providence RI 2.25%, 3/02/20		500	497,700
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		420	418,383
Compass Bank 2.875%, 6/29/22		1,785	1,765,472
5.50%, 4/01/20		1,537	1,573,242
Cooperatieve Rabobank UA 3.95%, 11/09/22		443	451,359
4.375%, 8/04/25		1,044	1,079,851
6.875%, 3/19/20(a)	EUR	100	119,342
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20	U.S.$	698	695,676

2019 Semi-Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Credit Agricole SA/London 2.75%, 6/10/20(a)	U.S.$	600	$600,060
3.25%, 10/04/24(a)		364	357,299
3.375%, 1/10/22(a)		680	683,257
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		1,440	1,461,946
4.55%, 4/17/26		1,095	1,143,377
Danske Bank A/S 3.875%, 9/12/23(a)		1,744	1,710,881
Discover Bank 4.682%, 8/09/28		386	392,014
Fifth Third Bancorp 3.50%, 3/15/22		41	41,836
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		1,483	1,459,643
3.75%, 5/22/25–2/25/26		731	736,707
3.85%, 7/08/24		2,115	2,157,808
5.75%, 1/24/22		510	546,914
Series D 6.00%, 6/15/20		1,203	1,247,547
HSBC Bank USA NA 4.875%, 8/24/20		680	698,686
HSBC Holdings PLC 4.25%, 3/14/24		2,980	3,044,994
4.292%, 9/12/26		741	763,156
5.10%, 4/05/21		255	265,539
HSBC USA, Inc. 2.75%, 8/07/20		300	299,838
ING Bank NV 5.80%, 9/25/23(a)		1,580	1,703,161
ING Groep NV 6.875%, 4/16/22(a)(d)		750	774,690
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		757	730,823
JPMorgan Chase & Co. 3.22%, 3/01/25		3,995	3,992,203
3.54%, 5/01/28		1,365	1,366,856
3.625%, 5/13/24		436	448,583
4.40%, 7/22/20		455	465,379
4.50%, 1/24/22		45	47,035
4.625%, 5/10/21		60	62,234
KeyBank NA/Cleveland OH 2.25%, 3/16/20		1,000	995,670
Lloyds Banking Group PLC 3.90%, 3/12/24		245	248,143
4.582%, 12/10/25		1,499	1,515,579
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		1,000	998,170
Morgan Stanley 3.737%, 4/24/24		682	695,224
5.00%, 11/24/25		1,125	1,204,099
7.25%, 4/01/32		55	73,515
Series F 3.875%, 4/29/24		335	344,316
Series G 3.75%, 2/25/23		39	39,989
4.35%, 9/08/26		1,815	1,860,556
5.50%, 7/28/21		746	789,365

	Principal Amount (000)		U.S. $ Value

MUFG Bank Ltd. 2.30%, 3/05/20(a)	U.S.$	700	$697,151
Nationwide Building Society 4.00%, 9/14/26(a)		1,580	1,523,831
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20		228	232,549
Royal Bank of Scotland Group PLC 5.125%, 5/28/24		711	729,884
Santander Holdings USA, Inc. 4.40%, 7/13/27		1,525	1,517,726
Santander UK Group Holdings PLC 3.571%, 1/10/23		1,500	1,494,690
Santander UK PLC 5.00%, 11/07/23(a)		1,050	1,078,298
Standard Chartered PLC 4.247%, 1/20/23(a)		778	789,748
5.20%, 1/26/24(a)		723	761,326
UBS AG 4.75%, 2/12/26(a)	EUR	135	161,461
UBS AG/Stamford CT 7.625%, 8/17/22	U.S.$	1,584	1,746,471
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)		836	863,295
US Bancorp Series J 5.30%, 4/15/27(d)		723	733,982
Wells Fargo & Co. 3.069%, 1/24/23		1,445	1,447,659
3.75%, 1/24/24		1,535	1,580,068

			78,462,339

Finance–0.4%
GE Capital International Funding Co. Unlimited Co. 2.342%, 11/15/20		200	197,512
3.373%, 11/15/25		1,206	1,171,400
4.418%, 11/15/35		757	701,164
Synchrony Financial 4.50%, 7/23/25		1,500	1,505,850

			3,575,926

Insurance–0.6%
Anthem, Inc. 3.30%, 1/15/23		33	33,352
Coventry Health Care, Inc. 5.45%, 6/15/21		165	172,410
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(a)		868	916,330
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		86	88,209
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		7	10,899
MetLife Capital Trust IV 7.875%, 12/15/37(a)		970	1,179,578
MetLife, Inc. 3.048%, 12/15/22		75	75,926
4.75%, 2/08/21		100	103,591
10.75%, 8/01/39		25	37,604

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	377	$592,037
New York Life Global Funding 1.95%, 2/11/20(a)		703	698,389
Prudential Financial, Inc. 4.50%, 11/15/20		86	88,329
5.70%, 9/15/48		725	730,916
Voya Financial, Inc. 5.65%, 5/15/53		395	390,829

			5,118,399

REITS–0.4%
Healthcare Trust of America Holdings LP 2.95%, 7/01/22		205	202,423
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		48	47,941
Welltower, Inc. 4.00%, 6/01/25		3,410	3,507,253

			3,757,617

			90,914,281

Industrial–10.0%
Basic–1.0%
Dow Chemical Co. (The) 3.00%, 11/15/22		15	15,019
4.125%, 11/15/21		30	30,867
4.375%, 11/15/42		87	82,996
DowDuPont, Inc. 4.205%, 11/15/23		1,085	1,134,444
4.493%, 11/15/25		1,085	1,156,100
Eastman Chemical Co. 3.80%, 3/15/25		496	507,145
Glencore Funding LLC 4.125%, 5/30/23(a)		502	511,749
LYB International Finance BV 4.00%, 7/15/23		330	337,663
LyondellBasell Industries NV 5.75%, 4/15/24		996	1,087,024
Mexichem SAB de CV 4.00%, 10/04/27(a)		750	728,201
4.875%, 9/19/22(a)		365	378,335
Suzano Austria GmbH 6.00%, 1/15/29(a)		1,103	1,174,927
Vale Overseas Ltd. 6.25%, 8/10/26		875	955,500

			8,099,970

Capital Goods–0.3%
Embraer Netherlands Finance BV 5.40%, 2/01/27		1,025	1,104,437
United Technologies Corp. 3.95%, 8/16/25		1,318	1,369,547

			2,473,984

	Principal Amount (000)		U.S. $ Value

Communications—Media–0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25	U.S.$	470	$496,024
5.05%, 3/30/29		1,500	1,580,760
Comcast Corp. 3.125%, 7/15/22		17	17,221
4.15%, 10/15/28		1,200	1,263,396
5.15%, 3/01/20		83	84,808
Cox Communications, Inc. 2.95%, 6/30/23(a)		463	459,620
Time Warner Cable LLC 4.00%, 9/01/21		30	30,485
4.125%, 2/15/21		733	745,300
4.50%, 9/15/42		505	442,855
5.00%, 2/01/20		90	91,471
Warner Media LLC 3.40%, 6/15/22		80	80,905
3.60%, 7/15/25		1,285	1,282,443

			6,575,288

Communications—Telecommunications–1.2%
AT&T, Inc. 3.40%, 5/15/25		3,960	3,927,924
4.125%, 2/17/26		1,370	1,400,126
4.35%, 3/01/29		1,100	1,123,518
7.00%, 10/01/25		135	156,574
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)		1,380	1,394,987
Verizon Communications, Inc. 4.862%, 8/21/46		566	602,513
Vodafone Group PLC 3.75%, 1/16/24		559	564,249
4.125%, 5/30/25		1,252	1,276,965
4.375%, 3/16/21		15	15,435

			10,462,291

Consumer Cyclical—Automotive–0.4%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		748	745,449
5.875%, 8/02/21		411	425,184
General Motors Financial Co., Inc. 4.00%, 1/15/25		374	367,163
4.30%, 7/13/25		275	273,834
5.10%, 1/17/24		1,398	1,455,542

			3,267,172

Consumer Non-Cyclical–1.8%
Ahold Finance USA LLC 6.875%, 5/01/29		120	144,955
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49		500	548,740
Baxalta, Inc. 3.60%, 6/23/22		5	5,018
Becton Dickinson and Co. 3.734%, 12/15/24		355	360,453

2019 Semi-Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Biogen, Inc. 3.625%, 9/15/22	U.S.$	11	$11,246
4.05%, 9/15/25		1,471	1,512,644
BRF SA 3.95%, 5/22/23(a)		370	345,136
Cigna Corp. 3.75%, 7/15/23(a)		467	478,376
4.125%, 11/15/25(a)		553	572,372
4.375%, 10/15/28(a)		740	767,380
CVS Health Corp. 4.10%, 3/25/25		830	851,953
4.30%, 3/25/28		830	841,661
HCA, Inc. 5.25%, 6/15/26		20	21,439
Kimberly-Clark Corp. 3.875%, 3/01/21		35	35,767
Medtronic, Inc. 3.50%, 3/15/25		1,841	1,896,819
Mylan, Inc. 3.125%, 1/15/23(a)		1,500	1,466,100
Reynolds American, Inc. 6.875%, 5/01/20		300	311,985
Sigma Alimentos SA de CV 4.125%, 5/02/26(a)		221	215,767
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/23(a)		1,378	1,445,991
Tyson Foods, Inc. 2.65%, 8/15/19		353	352,591
3.95%, 8/15/24		1,211	1,244,411
4.00%, 3/01/26		181	185,074
4.35%, 3/01/29		206	212,992
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		694	692,327
Zoetis, Inc. 3.45%, 11/13/20		479	483,445

			15,004,642

Energy–3.0%
Anadarko Finance Co. Series B 7.50%, 5/01/31		20	24,862
Antero Resources Corp. 5.125%, 12/01/22		185	186,079
Cenovus Energy, Inc. 3.00%, 8/15/22		1,028	1,006,463
5.70%, 10/15/19		128	129,503
ConocoPhillips Holding Co. 6.95%, 4/15/29		85	109,987
Devon Energy Corp. 5.00%, 6/15/45		1,650	1,724,398
Encana Corp. 3.90%, 11/15/21		830	846,807
Energy Transfer Operating LP 3.60%, 2/01/23		100	100,831
4.50%, 4/15/24		231	241,543
4.65%, 6/01/21		324	333,704
4.75%, 1/15/26		1,425	1,487,757

Principal Amount (000)			U.S. $ Value

Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23	U.S.$	251	$261,411
Enterprise Products Operating LLC 3.35%, 3/15/23		95	96,377
5.20%, 9/01/20		691	714,238
Hess Corp. 4.30%, 4/01/27		1,180	1,169,345
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		260	267,951
6.85%, 2/15/20		18	18,579
Kinder Morgan, Inc./DE 5.00%, 2/15/21(a)		645	667,285
Marathon Oil Corp. 3.85%, 6/01/25		782	791,939
Marathon Petroleum Corp. 5.125%, 12/15/26(a)		725	777,483
5.125%, 3/01/21		48	50,005
Noble Energy, Inc. 3.85%, 1/15/28		550	541,767
3.90%, 11/15/24		1,197	1,209,568
4.15%, 12/15/21		557	570,323
ONEOK, Inc. 4.35%, 3/15/29		1,012	1,029,872
Phillips 66 4.30%, 4/01/22		131	136,651
Plains All American Pipeline LP/PAA Finance Corp. 2.85%, 1/31/23		1,417	1,385,188
3.60%, 11/01/24		1,946	1,939,481
3.85%, 10/15/23		650	656,682
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		811	860,130
5.625%, 3/01/25		2,216	2,435,938
5.875%, 6/30/26		200	222,416
Spectra Energy Partners LP 3.50%, 3/15/25		20	20,042
4.60%, 6/15/21		145	148,867
TransCanada PipeLines Ltd. 3.80%, 10/01/20		10	10,159
Western Midstream Operating LP 4.50%, 3/01/28		450	447,620
4.75%, 8/15/28		279	283,135
Williams Cos., Inc. (The) 3.90%, 1/15/25		30	30,622
4.125%, 11/15/20		784	796,379
4.30%, 3/04/24		725	754,138
4.50%, 11/15/23		1,239	1,300,231

			25,785,756

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 3/25/24(a)		915	955,260

Services–0.3%
Expedia Group, Inc. 3.80%, 2/15/28		1,225	1,180,790
S&P Global, Inc. 4.40%, 2/15/26		1,170	1,259,505

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Total System Services, Inc. 4.00%, 6/01/23	U.S.$	564	$579,775

			3,020,070

Technology–1.0%
Agilent Technologies, Inc. 5.00%, 7/15/20		47	48,290
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		309	308,224
3.875%, 1/15/27		671	641,080
Broadcom, Inc. 3.625%, 10/15/24		850	843,353
4.25%, 4/15/26		850	843,719
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)		918	988,108
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)		1,206	1,202,744
3.60%, 10/15/20		20	20,192
KLA-Tencor Corp. 4.65%, 11/01/24		1,265	1,351,273
Lam Research Corp. 2.80%, 6/15/21		566	565,394
Seagate HDD Cayman 4.75%, 1/01/25		687	668,073
Western Digital Corp. 4.75%, 2/15/26		928	887,604

			8,368,054

Transportation—Services–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)		925	926,355

			84,938,842

Utility–0.5%
Electric–0.5%
Duke Energy Carolinas LLC 3.90%, 6/15/21		42	42,996
Enel Chile SA 4.875%, 6/12/28		957	1,009,252
Exelon Corp. 2.85%, 6/15/20		30	29,991
Exelon Generation Co. LLC 2.95%, 1/15/20		919	919,018
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)		1,117	1,178,435
TECO Finance, Inc. 5.15%, 3/15/20		730	744,805
Wisconsin Electric Power Co. 4.25%, 12/15/19		23	23,190

			3,947,687

Total Corporates—Investment Grade (cost $176,148,317)			179,800,810

Principal Amount (000)				U.S. $ Value

MORTGAGE PASS-THROUGHS–18.0%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 5.03% (LIBOR 1 Year + 2.11%), 12/01/36(e)	U.S.$	0	**	$488
Series 2007 5.052% (LIBOR 1 Year + 2.10%), 3/01/37(e)		1		772
Federal National Mortgage Association Series 2007 4.573% (LIBOR 1 Year + 1.46%), 2/01/37(e)		1		1,503
4.803% (LIBOR 1 Year + 1.78%), 3/01/37(e)		2		1,896

				4,659

Agency Fixed Rate 15-Year–1.3%
Federal National Mortgage Association Series 2016 2.50%, 10/01/31–12/01/31		6,780		6,743,315
Series 2017 2.50%, 1/01/32–2/01/32		3,806		3,783,561

				10,526,876

Agency Fixed Rate 30-Year–16.7%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		44		48,666
Series 2007 5.50%, 7/01/35		286		311,675
Series 2016 4.00%, 2/01/46		2,662		2,778,515
Series 2017 4.00%, 7/01/44		2,022		2,105,301
Series 2018 4.00%, 8/01/48–12/01/48		8,564		8,895,983
4.50%, 3/01/48–11/01/48		8,852		9,357,193
5.00%, 11/01/48		1,799		1,927,621
Federal National Mortgage Association Series 2003 5.50%, 4/01/33–7/01/33		746		814,250
Series 2004 5.50%, 2/01/34–11/01/34		687		752,378
Series 2005 5.50%, 2/01/35		721		789,443
Series 2006 5.50%, 4/01/36		146		159,878
Series 2007 5.50%, 5/01/36–8/01/37		179		195,756
Series 2008 5.50%, 8/01/37		1		1,140
Series 2009 5.00%, 12/01/39		33		35,788
Series 2010 4.00%, 12/01/40		1,221		1,273,664
5.00%, 6/01/40		31		33,337

2019 Semi-Annual Report	13

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Series 2013 4.00%, 10/01/43	U.S.$	4,150	$4,329,052
Series 2015 3.00%, 5/01/45–8/01/45		4,618	4,609,761
Series 2017 3.50%, 11/01/47–1/01/48		7,365	7,478,870
Series 2018 3.50%, 11/01/47–2/01/48		45,538	46,263,648
4.00%, 8/01/48–12/01/48		12,118	12,581,230
4.50%, 9/01/48		7,386	7,792,759
Series 2019 3.50%, 5/01/49, TBA		8,400	8,506,640
Government National Mortgage Association Series 2016 3.00%, 4/20/46–5/20/46		2,831	2,848,350
Series 2019 4.50%, 5/01/49, TBA		16,900	17,539,692

			141,430,590

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2005 5.50%, 3/01/25		94	100,268

Total Mortgage Pass-Throughs (cost $150,643,125)			152,062,393

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.8%
Non-Agency Fixed Rate CMBS–6.7%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		2,005	2,035,308
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		2,808	2,803,180
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		2,495	2,548,214
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 4/10/46(f)		1,140	1,148,505
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,468	1,475,189
Series 2015-GC27, Class XA 1.375%, 2/10/48(g)		15,250	951,746
Series 2015-GC35, Class A4 3.818%, 11/10/48		630	657,488
Series 2016-C1, Class A4 3.209%, 5/10/49		2,409	2,422,595
Series 2016-GC36, Class A5 3.616%, 2/10/49		705	727,780
Series 2018-B2, Class A4 4.009%, 3/10/51		1,200	1,270,167
Commercial Mortgage Trust Series 2012-CR3, Class E 4.753%, 10/15/45(a)(f)		889	821,592

Principal Amount (000)			U.S. $ Value

Series 2013-SFS, Class A1 1.873%, 4/12/35(a)	U.S.$	567	$552,686
Series 2014-UBS5, Class A4 3.838%, 9/10/47		1,925	2,007,978
Series 2015-CR24, Class A5 3.696%, 8/10/48		730	755,050
Series 2015-CR25, Class A4 3.759%, 8/10/48		999	1,036,920
Series 2015-DC1, Class A5 3.35%, 2/10/48		1,960	1,986,453
Series 2015-LC21, Class XA 0.772%, 7/10/48(g)		2,821	91,980
Series 2015-PC1, Class A5 3.902%, 7/10/50		226	235,921
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		675	690,512
Series 2015-C3, Class A4 3.718%, 8/15/48		1,165	1,205,619
Series 2015-C4, Class A4 3.808%, 11/15/48		1,641	1,705,257
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		2,243	2,239,647
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,499	1,513,402
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(f)		55	55,048
Series 2011-C5, Class D 5.383%, 8/15/46(a)(f)		224	223,942
Series 2012-C6, Class E 5.157%, 5/15/45(a)(f)		712	661,368
Series 2012-C8, Class AS 3.424%, 10/15/45(a)		1,897	1,916,267
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.564%, 8/15/46(a)(f)		472	436,430
Series 2014-C21, Class A5 3.775%, 8/15/47		1,445	1,501,495
Series 2014-C22, Class XA 0.864%, 9/15/47(g)		6,260	230,812
Series 2015-C30, Class A5 3.822%, 7/15/48		725	755,453
Series 2015-C31, Class A3 3.801%, 8/15/48		1,903	1,980,321
Series 2015-C32, Class C 4.672%, 11/15/48(f)		1,000	1,028,149
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.083%, 9/15/50(g)		10,221	663,521
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(f)		270	186,648

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2015-3, Class A2 2.729%, 4/20/48(a)	U.S.$	560	$558,372
Series 2016-4, Class A2 2.579%, 3/10/49(a)		1,099	1,080,348
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A5 3.892%, 6/15/47		1,345	1,405,091
Series 2014-C19, Class D 3.25%, 12/15/47(a)(f)		603	540,236
Series 2015-C25, Class XA 1.114%, 10/15/48(g)		2,244	120,126
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(f)(h)		619	576,687
Series 2016-UB12, Class A4 3.596%, 12/15/49		1,105	1,138,968
UBS Commercial Mortgage Trust Series 2012-C1, Class AS 4.171%, 5/10/45		1,250	1,282,789
Series 2018-C10, Class A4 4.313%, 5/15/51		1,350	1,457,620
Series 2018-C8, Class A4 3.983%, 2/15/51		1,320	1,388,677
Series 2018-C9, Class A4 4.117%, 3/15/51		2,100	2,233,107
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		2,348	2,354,070
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.469%, 9/15/48(f)		975	974,576
Series 2016-NXS6, Class C 4.313%, 11/15/49(f)		1,030	1,058,994

			56,692,304

Non-Agency Floating Rate CMBS–2.1%
Ashford Hospitality Trust Series 2018-ASHF, Class A 3.384% (LIBOR 1 Month + 0.90%), 4/15/35(a)(e)		1,116	1,108,429
Series 2018-KEYS, Class A 3.484% (LIBOR 1 Month + 1.00%), 5/15/35(a)(e)		1,500	1,498,127
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.484% (LIBOR 1 Month + 1.00%), 11/15/33(a)(e)(f)		2,435	2,428,389
BHMS Series 2018-ATLS, Class A 3.734% (LIBOR 1 Month + 1.25%), 7/15/35(a)(e)		1,480	1,477,690

	Principal Amount (000)		U.S. $ Value

Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 3.304% (LIBOR 1 Month + 0.82%), 6/15/35(a)(e)	U.S.$	900	$886,591
BX Trust Series 2017-IMC, Class A 3.534% (LIBOR 1 Month + 1.05%), 10/15/32(a)(e)		1,625	1,619,878
Series 2018-EXCL, Class A 3.571% (LIBOR 1 Month + 1.09%), 9/15/37(a)(e)		1,382	1,380,149
Cloverleaf Cold Storage Trust Series 2019-CHL2, Class A 3.56% (LIBOR 1 Month + 1.08%), 3/15/36(a)(e)		1,675	1,675,668
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 7.084% (LIBOR 1 Month + 4.60%), 11/15/33(a)(e)(f)		393	392,829
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.512% (LIBOR 1 Month + 1.03%), 11/19/35(a)(e)		1,272	1,272,615
Great Wolf Trust Series 2017-WOLF, Class A 3.484% (LIBOR 1 Month + 0.85%), 9/15/34(a)(e)		1,261	1,257,850
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.434% (LIBOR 1 Month + 1.95%), 11/15/26(e)(i)		391	390,063
Starwood Retail Property Trust Series 2014-STAR, Class A 3.704% (LIBOR 1 Month + 1.22%), 11/15/27(a)(e)		1,882	1,878,774

			17,267,052

Agency CMBS–0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K010, Class A1 3.32%, 7/25/20		2	1,769
Series K021, Class A1 1.603%, 1/25/22		42	40,905
Series K025, Class A1 1.875%, 4/25/22		55	53,984

			96,658

Total Commercial Mortgage-Backed Securities (cost $74,129,230)			74,056,014

INFLATION-LINKED SECURITIES–5.7%
Japan–0.7%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	646,148	6,080,778

2019 Semi-Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

United States–5.0%
U.S. Treasury Inflation Index 0.125%, 4/15/21–7/15/26 (TIPS)	U.S.$	30,048	$29,728,863
0.375%, 7/15/25 (TIPS)		11,057	11,047,080
0.75%, 7/15/28 (TIPS)		1,574	1,608,691

			42,384,634

Total Inflation-Linked Securities (cost $48,073,132)			48,465,412

COLLATERALIZED MORTGAGE OBLIGATIONS–5.0%
Risk Share Floating Rate–3.7%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.836% (LIBOR 1 Month + 1.35%), 8/25/28(a)(e)		412	411,258
Series 2018-3A, Class M1B 4.336% (LIBOR 1 Month + 1.85%), 10/25/27(a)(e)		870	873,775
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.886% (LIBOR 1 Month + 2.40%), 4/25/31(a)(e)		841	847,106
Series 2019-R02, Class 1M2 4.786% (LIBOR 1 Month + 2.30%), 8/25/31(a)(e)		408	410,252
Eagle RE Ltd. Series 2018-1, Class M2 5.486% (LIBOR 1 Month + 3.00%), 11/25/28(a)(e)		217	218,864
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.736% (LIBOR 1 Month + 4.25%), 11/25/23(e)		1,342	1,465,904
Series 2014-DN3, Class M3 6.486% (LIBOR 1 Month + 4.00%), 8/25/24(e)		647	697,386
Series 2014-DN4, Class M3 7.036% (LIBOR 1 Month + 4.55%), 10/25/24(e)		214	235,406
Series 2014-HQ3, Class M3 7.236% (LIBOR 1 Month + 4.75%), 10/25/24(e)		760	836,066
Series 2015-DNA2, Class M2 5.086% (LIBOR 1 Month + 2.60%), 12/25/27(e)		488	493,352
Series 2015-DNA2, Class M3 6.386% (LIBOR 1 Month + 3.90%), 12/25/27(e)		1,250	1,355,922
Series 2015-HQ1, Class M3 6.286% (LIBOR 1 Month + 3.80%), 3/25/25(e)		246	258,892
Series 2015-HQ2, Class M2 4.436% (LIBOR 1 Month + 1.95%), 5/25/25(e)		163	165,868

	Principal Amount (000)		U.S. $ Value

Series 2015-HQA1, Class M2 5.136% (LIBOR 1 Month + 2.65%), 3/25/28(e)	U.S.$	409	$414,308
Series 2016-DNA1, Class M2 5.39% (LIBOR 1 Month + 2.90%), 7/25/28(e)		162	164,212
Series 2016-DNA2, Class M3 7.136% (LIBOR 1 Month + 4.65%), 10/25/28(e)		1,000	1,116,134
Series 2016-DNA4, Class M2 3.786% (LIBOR 1 Month + 1.30%), 3/25/29(e)		229	229,315
Series 2016-HQA2, Class M2 4.736% (LIBOR 1 Month + 2.25%), 11/25/28(e)		162	164,329
Series 2017-DNA2, Class M2 5.936% (LIBOR 1 Month + 3.45%), 10/25/29(e)		490	526,880
Series 2017-DNA3, Class M2 4.986% (LIBOR 1 Month + 2.50%), 3/25/30(e)		440	450,584
Series 2017-HQA2, Class M2 5.136% (LIBOR 1 Month + 2.65%), 12/25/29(e)		350	359,488
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 5.486% (LIBOR 1 Month + 3.00%), 7/25/24(e)		520	551,729
Series 2014-C04, Class 2M2 7.486% (LIBOR 1 Month + 5.00%), 11/25/24(e)		323	360,989
Series 2015-C01, Class 1M2 6.786% (LIBOR 1 Month + 4.30%), 2/25/25(e)		1,524	1,647,846
Series 2015-C01, Class 2M2 7.036% (LIBOR 1 Month + 4.55%), 2/25/25(e)		424	454,272
Series 2015-C02, Class 1M2 6.486% (LIBOR 1 Month + 4.00%), 5/25/25(e)		736	794,699
Series 2015-C02, Class 2M2 6.486% (LIBOR 1 Month + 4.00%), 5/25/25(e)		449	477,636
Series 2015-C03, Class 1M2 7.486% (LIBOR 1 Month + 5.00%), 7/25/25(e)		842	937,712
Series 2015-C03, Class 2M2 7.486% (LIBOR 1 Month + 5.00%), 7/25/25(e)		823	904,505
Series 2015-C04, Class 1M2 8.186% (LIBOR 1 Month + 5.70%), 4/25/28(e)		283	323,664
Series 2015-C04, Class 2M2 8.036% (LIBOR 1 Month + 5.55%), 4/25/28(e)		814	907,593

16	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value

Series 2016-C01, Class 1M2 9.236% (LIBOR 1 Month + 6.75%), 8/25/28(e)	U.S.$	1,111	$1,286,917
Series 2016-C01, Class 2M2 9.436% (LIBOR 1 Month + 6.95%), 8/25/28(e)		755	866,887
Series 2016-C02, Class 1M2 8.486% (LIBOR 1 Month + 6.00%), 9/25/28(e)		918	1,045,686
Series 2016-C03, Class 2M2 8.386% (LIBOR 1 Month + 5.90%), 10/25/28(e)		1,990	2,250,787
Series 2016-C05, Class 2M2 6.936% (LIBOR 1 Month + 4.45%), 1/25/29(e)		2,750	2,999,059
Series 2017-C03, Class 1M2 5.486% (LIBOR 1 Month + 3.00%), 10/25/29(e)		440	464,302
Series 2017-C07, Class 2M2 4.986% (LIBOR 1 Month + 2.50%), 5/25/30(e)		700	710,928
Home Re Ltd. Series 2018-1, Class M1 4.086% (LIBOR 1 Month + 1.60%), 10/25/28(a)(e)		671	670,123
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.736% (LIBOR 1 Month + 4.25%), 11/25/24(e)(i)		183	199,193
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.484% (LIBOR 1 Month + 2.00%), 3/27/24(a)(e)		546	547,798
Radnor RE Ltd. Series 2019-1, Class M1B 4.436% (LIBOR 1 Month + 1.95%), 2/25/29(a)(e)		523	525,314
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.736% (LIBOR 1 Month + 5.25%), 11/25/25(e)(i)		644	725,057
Series 2015-WF1, Class 2M2 7.986% (LIBOR 1 Month + 5.50%), 11/25/25(e)(i)		204	235,005

			31,583,002

Agency Floating Rate–0.9%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 3.616% (6.10%–LIBOR 1 Month), 12/15/44(e)(j)		3,497	580,302
Series 4693, Class SL 3.666% (6.15%–LIBOR 1 Month), 6/15/47(e)(j)		3,288	602,211
Series 4727, Class SA 3.716% (6.20%–LIBOR 1 Month), 11/15/47(e)(j)		2,565	441,869

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.055% (6.54%–LIBOR 1 Month), 12/25/41(e)(j)	U.S.$	1,779	$344,055
Series 2012-70, Class SA 4.065% (6.55%–LIBOR 1 Month), 7/25/42(e)(j)		3,123	644,532
Series 2016-106, Class ES 3.515% (6.00%–LIBOR 1 Month), 1/25/47(e)(j)		3,391	576,074
Series 2017-16, Class SG 3.565% (6.05%–LIBOR 1 Month), 3/25/47(e)(j)		3,436	599,008
Series 2017-73, Class SA 3.665% (6.15%–LIBOR 1 Month), 9/25/47(e)(j)		3,870	744,599
Series 2017-97, Class LS 3.715% (6.20%–LIBOR 1 Month), 12/25/47(e)(j)		2,404	454,664
Series 2017-97, Class SW 3.715% (6.20%–LIBOR 1 Month), 12/25/47(e)(j)		2,624	492,342
Government National Mortgage Association Series 2017-134, Class SE 3.712% (6.20%–LIBOR 1 Month), 9/20/47(e)(j)		3,087	497,781
Series 2017-43, Class ST 3.615% (6.10%–LIBOR 1 Month), 3/20/47(e)(j)		4,213	708,855
Series 2017-65, Class ST 3.662% (6.15%–LIBOR 1 Month), 4/20/47(e)(j)		3,710	660,571

			7,346,863

Non-Agency Fixed Rate–0.3%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		123	115,115
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		273	231,173
Series 2006-24CB, Class A16 5.75%, 8/01/36		580	475,785
Series 2006-28CB, Class A14 6.25%, 10/25/36		430	343,199
Series 2006-J1, Class 1A13 5.50%, 2/25/36		322	287,384
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 4.174%, 5/25/35		251	253,331
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 9/25/36		130	99,094
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		470	372,288

2019 Semi-Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Residential Funding Mortgage Securities I Trust Series 2005-SA3, Class 3A 4.405%, 8/25/35	U.S.$	5	$4,609
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		119	117,111

			2,299,089

Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.676% (LIBOR 1 Month + 0.19%), 12/25/36(e)		1,239	686,003
HomeBanc Mortgage Trust Series 2005-1, Class A1 2.736% (LIBOR 1 Month + 0.25%), 3/25/35(e)		396	342,437

			1,028,440

Agency Fixed Rate–0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.828%, 5/28/35(f)		323	305,204

Total Collateralized Mortgage Obligations (cost $41,028,863)			42,562,598

ASSET-BACKED SECURITIES–5.0%
Autos—Fixed Rate–2.8%
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		106	105,788
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 6/20/22(a)		742	743,018
Series 2018-1A, Class A 3.70%, 9/20/24(a)		1,700	1,734,300
Series 2018-2A, Class A 4.00%, 3/20/25(a)		1,680	1,734,626
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		15	15,266
CPS Auto Receivables Trust Series 2017-D, Class A 1.87%, 3/15/21(a)		353	352,286
Drive Auto Receivables Trust Series 2017-3, Class B 2.30%, 5/17/21		142	141,992
DT Auto Owner Trust Series 2018-1A, Class A 2.59%, 5/17/21(a)		377	377,032

	Principal Amount (000)		U.S. $ Value

Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)	U.S.$	520	$543,515
Series 2017-2A, Class A 2.11%, 6/15/21(a)		44	43,883
Series 2017-3A, Class A 2.05%, 12/15/21(a)		462	460,300
Series 2018-2A, Class A 2.79%, 7/15/21(a)		554	553,819
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		620	656,233
Series 2016-4, Class A2 1.96%, 2/16/21(a)		52	52,347
Series 2016-4, Class D 3.89%, 11/15/22(a)		570	573,758
Series 2017-3, Class A 1.88%, 10/15/21(a)		328	327,141
Series 2017-4, Class A 2.07%, 4/15/22(a)		360	358,272
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		2,407	2,400,430
Series 2016-1, Class A 2.31%, 8/15/27(a)		1,232	1,221,970
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		1,755	1,743,992
Series 2017-1, Class A1 2.07%, 5/15/22		1,275	1,265,634
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(a)		669	667,833
Series 2017-1A, Class A 2.96%, 10/25/21(a)		1,500	1,494,989
Series 2018-1A, Class A 3.29%, 2/25/24(a)		710	706,836
Series 2019-1A, Class A 3.71%, 3/25/23(a)		1,915	1,937,000
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(a)		1,300	1,309,577
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/23(a)		1,000	1,015,236
Series 2018-3A, Class A1 2.53%, 9/16/19(a)		53	53,065
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(a)		1,325	1,319,436

			23,909,574

Other ABS—Fixed Rate–1.6%
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		518	517,367

18	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Consumer Loan Underlying Bond Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(a)(f)	U.S.$	95	$95,145
Series 2018-P1, Class A 3.39%, 7/15/25(a)(f)		533	533,522
Marlette Funding Trust Series 2017-1A, Class A 2.827%, 3/15/24(a)(f)		10	9,823
Series 2017-2A, Class A 2.39%, 7/15/24(a)(f)		21	20,697
Series 2017-3A, Class A 2.36%, 12/15/24(a)(f)		116	116,095
Series 2017-3A, Class B 3.01%, 12/15/24(a)(f)		415	413,527
Series 2018-1A, Class A 2.61%, 3/15/28(a)(f)		480	478,636
Series 2018-3A, Class A 3.20%, 9/15/28(a)(f)		443	443,505
Series 2018-4A, Class A 3.71%, 12/15/28(a)(f)		1,215	1,222,910
Series 2019-1A, Class A 3.44%, 4/16/29(a)(f)		1,000	1,003,209
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(a)(f)		240	240,329
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(a)(f)		1,340	1,340,063
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)(f)		166	165,944
Series 2016-3, Class A 3.05%, 12/26/25(a)(f)		227	227,117
Series 2017-2, Class A 3.28%, 2/25/26(a)(f)		330	330,474
Series 2017-5, Class A2 2.78%, 9/25/26(a)(f)		1,475	1,470,318
Series 2017-6, Class A2 2.82%, 11/25/26(a)(f)		1,380	1,373,291
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(a)(f)		548	545,932
Series 2018-3, Class A2 3.67%, 8/25/27(a)(f)		1,206	1,216,141
Series 2019-1, Class A 3.24%, 2/25/28(a)(f)		1,474	1,479,719

			13,243,764

Credit Cards—Fixed Rate–0.6%
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22		100	99,579
Chase Issuance Trust Series 2012-A7, Class A7 2.16%, 9/15/24		200	197,134

	Principal Amount (000)		U.S. $ Value

World Financial Network Credit Card Master Trust Series 2017-B, Class A 1.98%, 6/15/23	U.S.$	1,300	$1,296,071
Series 2018-A, Class A 3.07%, 12/16/24		2,100	2,110,890
Series 2018-B, Class M 3.81%, 7/15/25		1,100	1,115,881

			4,819,555

Home Equity Loans—Floating Rate–0.0%
ABFC Trust Series 2003-WF1, Class A2 3.611% (LIBOR 1 Month + 1.13%), 12/25/32(e)(f)		130	129,948
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 2.786% (LIBOR 1 Month + 0.30%), 4/25/34(e)(f)		69	67,237

			197,185

Home Equity Loans—Fixed Rate–0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(f)		93	93,991

Total Asset-Backed Securities (cost $42,090,561)			42,264,069

CORPORATES—NON-INVESTMENT GRADE–2.4%

Industrial–1.2%
Capital Goods–0.1%
TransDigm, Inc. 6.25%, 3/15/26(a)		705	732,558

Communications—Media–0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		906	904,351
CSC Holdings LLC 6.75%, 11/15/21		235	251,147
Ziggo BV 5.50%, 1/15/27(a)		262	259,480

			1,414,978

Communications—Telecommunications–0.2%
Sprint Capital Corp. 6.90%, 5/01/19		1,825	1,829,179

Consumer Cyclical—Automotive–0.0%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(a)	EUR	228	260,511

2019 Semi-Annual Report	19

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical—Other–0.1%
International Game Technology PLC 6.50%, 2/15/25(a)	U.S.$	890	$927,060

Consumer Non-Cyclical–0.2%
HCA, Inc. 5.375%, 9/01/26		842	885,919
Spectrum Brands, Inc. 5.75%, 7/15/25		932	942,494

			1,828,413

Energy–0.2%
Nabors Industries, Inc. 5.50%, 1/15/23		490	469,748
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		858	871,505
Transocean Poseidon Ltd. 6.875%, 2/01/27(a)		491	511,445

			1,852,698

Technology–0.1%
CommScope Finance LLC 5.50%, 3/01/24(a)		385	394,232
6.00%, 3/01/26(a)		535	552,527

			946,759

Transportation—Services–0.1%
XPO Logistics, Inc. 6.75%, 8/15/24(a)		800	816,112

			10,608,268

Financial Institutions–1.1%
Banking–0.9%
CIT Group, Inc. 5.25%, 3/07/25		703	748,597
Citigroup, Inc. 5.95%, 1/30/23(d)		481	489,600
Series Q 5.95%, 8/15/20(d)		887	898,841
Citizens Financial Group, Inc. Series A 5.50%, 4/06/20(d)		720	725,609
Credit Suisse Group AG 7.50%, 7/17/23–12/11/23(a)(d)		832	863,339
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(d)		908	840,154
Morgan Stanley Series J 5.55%, 7/15/20(d)		485	492,246
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(d)		940	999,070
Series U 4.921% (LIBOR 3 Month + 2.32%), 9/30/27(d)(e)		800	745,552

	Principal Amount (000)		U.S. $ Value

Standard Chartered PLC 4.261% (LIBOR 3 Month + 1.51%), 1/30/27(a)(d)(e)	U.S.$	400	$319,692
7.50%, 4/02/22(a)(d)		453	472,253
7.75%, 4/02/23(a)(d)		200	209,550

			7,804,503

Finance–0.2%
Navient Corp. 6.625%, 7/26/21		935	978,066
7.25%, 1/25/22		134	142,240

			1,120,306

			8,924,809

Utility–0.1%
Electric–0.1%
AES Corp./VA 4.00%, 3/15/21		684	692,632

Total Corporates—Non-Investment Grade (cost $20,134,445)			20,225,709

AGENCIES–2.1%
Agency Debentures–2.1%
Federal Home Loan Bank 2.50%, 2/13/24		1,465	1,478,717
Federal National Mortgage Association 6.625%, 11/15/30		260	358,457
6.25%, 5/15/29		355	466,626
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		16,374	15,869,517

Total Agencies (cost $17,908,413)			18,173,317

QUASI-SOVEREIGNS–0.4%

Quasi-Sovereign Bonds–0.4%
Indonesia–0.2%
Pertamina Persero PT 6.45%, 5/30/44(a)		650	741,952
Perusahaan Listrik Negara PT 5.45%, 5/21/28(a)		897	958,503

			1,700,455

Mexico–0.2%
Petroleos Mexicanos 6.50%, 1/23/29		1,925	1,901,553

Total Quasi-Sovereigns (cost $3,475,082)			3,602,008

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.4%
United States–0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $2,138,397)		2,040	3,089,947

20	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS—CORPORATE BONDS–0.4%

Industrial–0.3%
Capital Goods–0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)(k)(l)	U.S.$	656	$96,924

Communications—Telecommunications–0.1%
Millicom International Cellular SA 6.625%, 10/15/26(a)		730	766,923

Consumer Non-Cyclical–0.1%
Minerva Luxembourg SA 5.875%, 1/19/28(a)		200	184,250
6.50%, 9/20/26(a)		309	305,504

			489,754

Energy–0.0%
Cosan Luxembourg SA 7.00%, 1/20/27(a)		200	210,000

Transportation—Services–0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(a)		672	677,423

			2,241,024

Utility–0.1%
Electric–0.1%
Genneia SA 8.75%, 1/20/22(a)		497	444,815
Terraform Global Operating LLC 6.125%, 3/01/26(i)		286	279,582

			724,397

Total Emerging Markets—Corporate Bonds (cost $3,557,428)			2,965,421

	Shares

COMMON STOCKS–0.1%

Financials–0.1%
Insurance–0.1%
Mt. Logan Re Ltd. (Preference Shares)(f)(m) (cost $521,000)		521	501,695

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS—SOVEREIGNS–0.0%
Egypt–0.0%
Egypt Government International Bond 6.125%, 1/31/22(a) (cost $405,000)	U.S.$	405	$410,062

	Shares

SHORT-TERM INVESTMENTS–7.1%

Investment Companies–5.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.38%(n)(o)(p) (cost $42,491,758)		42,491,758	42,491,758

	Principal Amount (000)

Governments—Treasuries–2.1%
Japan–2.1%
Japan Treasury Discount Bill Series 822 Zero Coupon, 7/01/19 (cost $18,196,491)	JPY	2,000,000	18,053,415

Total Short-Term Investments (cost $60,688,249)			60,545,173

Total Investments—106.2% (cost $889,012,808)			899,277,824

Other assets less liabilities—(6.2)%			(52,893,926)

Net Assets—100.0%			$846,383,898

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Purchased Contracts

10 Yr Mini Japan Government Bond Futures	1	June 2019	$138,302	$656

U.S. 10 Yr Ultra Futures	86	June 2019	11,419,188	265,959

U.S. T-Note 2 Yr (CBT) Futures	95	June 2019	20,243,906	58,882

U.S. T-Note 10 Yr (CBT) Futures	267	June 2019	33,166,406	525,941

U.S. Ultra Bond (CBT) Futures	259	June 2019	43,512,000	1,640,270

2019 Semi-Annual Report	21

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Sold Contracts

10 Yr Canadian Bond Futures	78	June 2019	$8,115,479	$(107,533)

10 Yr Japan Bond (OSE) Futures	5	June 2019	6,915,095	(32,274)

Long Gilt Futures	59	June 2019	9,941,377	(161,850)

				$2,190,051

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Australia and New Zealand Banking Group Ltd.	AUD	2,480	USD	1,767	4/23/19	$5,046

Barclays Bank PLC	BRL	6,899	USD	1,770	4/02/19	8,433

Barclays Bank PLC	USD	1,846	BRL	6,899	4/02/19	(83,768)

Barclays Bank PLC	USD	112	INR	7,958	7/16/19	722

BNP Paribas SA	CAD	5,006	USD	3,756	5/09/19	6,760

BNP Paribas SA	USD	1,888	JPY	208,955	4/11/19	(1,420)

Citibank, NA	KRW	1,567,739	USD	1,380	5/16/19	424

Citibank, NA	JPY	2,001,052	USD	18,248	4/26/19	154,235

Citibank, NA	MXN	21,318	USD	1,106	6/13/19	20,503

Citibank, NA	BRL	11,418	USD	2,940	4/02/19	23,991

Citibank, NA	PEN	3,420	USD	1,034	5/23/19	5,609

Citibank, NA	EUR	1,753	USD	1,972	4/10/19	4,601

Citibank, NA	USD	2,948	BRL	11,418	4/02/19	(32,360)

Citibank, NA	USD	1,578	CNY	10,600	6/12/19	(1,957)

Citibank, NA	USD	1,586	INR	111,277	7/16/19	(4,216)

Credit Suisse International	NOK	10,889	USD	1,275	4/12/19	12,020

Deutsche Bank AG	JPY	632,177	USD	5,758	4/26/19	42,212

Deutsche Bank AG	CHF	1,469	USD	1,468	6/13/19	(17,460)

Goldman Sachs Bank USA	EUR	708	USD	813	4/10/19	17,945

Goldman Sachs Bank USA	USD	1,706	NOK	14,514	4/12/19	(22,858)

HSBC Bank USA	JPY	264,309	USD	2,395	4/11/19	8,252

HSBC Bank USA	BRL	4,534	USD	1,141	5/03/19	(14,267)

HSBC Bank USA	USD	1,989	MXN	38,158	6/13/19	(46,001)

HSBC Bank USA	USD	2,985	KRW	3,342,005	5/16/19	(43,770)

JPMorgan Chase Bank, NA	USD	1,862	PLN	6,982	4/08/19	(43,176)

Morgan Stanley & Co., Inc.	BRL	4,544	USD	1,174	4/02/19	13,601

Morgan Stanley & Co., Inc.	PEN	6,483	USD	1,958	5/23/19	8,972

Morgan Stanley & Co., Inc.	NZD	2,218	USD	1,524	4/26/19	13,004

Morgan Stanley & Co., Inc.	USD	1,166	BRL	4,544	4/02/19	(5,555)

Morgan Stanley & Co., Inc.	USD	1,172	BRL	4,544	5/03/19	(13,640)

Natwest Markets PLC	PEN	3,313	USD	1,001	5/23/19	5,282

Natwest Markets PLC	CAD	2,334	USD	1,742	5/09/19	(6,182)

Natwest Markets PLC	GBP	1,463	USD	1,925	4/09/19	18,309

Natwest Markets PLC	USD	1,965	EUR	1,722	4/10/19	(31,800)

Natwest Markets PLC	USD	1,855	AUD	2,615	4/23/19	2,715

Standard Chartered Bank	USD	2,781	EUR	2,433	4/10/19	(50,496)

22	Sanford C. Bernstein Fund II, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Standard Chartered Bank	USD	1,176	MXN	22,434	6/13/19	$(33,862)

Standard Chartered Bank	USD	1,849	INR	130,693	7/16/19	8,490

State Street Bank & Trust Co.	EUR	228	USD	256	4/10/19	145

State Street Bank & Trust Co.	USD	12	EUR	11	4/10/19	(355)

UBS AG	KRW	1,777,960	USD	1,565	5/16/19	337

UBS AG	EUR	2,036	USD	2,352	4/10/19	67,340

						$(4,195)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 31, 5 Year Index, 12/20/23*	(1.00)%	Quarterly	0.56%	USD	10,360	$(204,702)	$(172,509)	$(32,193)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)			Payments made by the Fund	Payments received by the Fund
NOK	637,800	6/22/20	6 Month NIBOR	1.378%	Semi-Annual/ Annual	$373,647	$—	$373,647
GBP	66,500	3/01/21	6 Month LIBOR	1.113%	Semi-Annual/ Semi-Annual	280,803	—	280,803
USD	32,000	3/05/21	2.631%	3 Month LIBOR	Semi-Annual/ Quarterly	(131,476)	—	(131,476)
SEK	321,750	4/02/21	3 Month STIBOR	0.098%	Quarterly/ Annual	(11,304)	—	(11,304)
SEK	321,750	4/02/21	3 Month STIBOR	0.098%	Quarterly/ Annual	(11,304)	—	(11,304)
USD	11,465	9/10/23	3 Month LIBOR	2.896%	Quarterly/ Semi-Annual	291,156	—	291,156
NOK	72,220	8/31/28	2.186%	6 Month NIBOR	Annual/ Semi-Annual	(276,650)	—	(276,650)
USD	1,680	8/31/28	3 Month LIBOR	2.986%	Quarterly/ Semi-Annual	82,223	—	82,223
GBP	7,960	3/01/29	1.515%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(311,680)	—	(311,680)
GBP	5,100	3/01/29	1.501%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(190,779)	—	(190,779)
USD	4,550	3/05/29	3 Month LIBOR	2.746%	Quarterly/ Semi-Annual	136,633	—	136,633
JPY	306,000	1/08/49	0.673%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(120,562)	—	(120,562)

						$110,707	$—	$110,707

2019 Semi-Annual Report	23

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.48%	USD	975	$(11,431)	$(2,723)	$(8,708)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.48	USD	850	(9,966)	(2,290)	(7,676)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	38	(335)	471	(806)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	804	47,999	65,452	(17,453)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	1,608	95,997	123,251	(27,254)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	1,608	95,997	119,054	(23,056)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	400	23,880	27,843	(3,963)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	400	23,880	27,843	(3,963)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	1,980	118,206	141,648	(23,442)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	380	22,686	27,044	(4,358)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	33	(291)	296	(587)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	3,590	(31,582)	44,218	(75,800)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	457	(4,020)	6,069	(10,089)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	4,392	(38,637)	45,759	(84,396)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	1,319	(11,603)	13,625	(25,228)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	500	(4,399)	6,585	(10,984)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	287	(2,525)	2,679	(5,204)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	538	(4,733)	6,897	(11,630)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	1,077	(9,475)	13,807	(23,282)

Sale Contracts
Citibank, NA
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.39	USD	4,000	(503,060)	(504,393)	1,333
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	345	(43,613)	(46,525)	2,912

24	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	325	$(41,085)	$(44,869)	$3,783
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	297	(37,546)	(46,362)	8,816
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	385	(48,671)	(58,343)	9,672
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,608	(203,412)	(183,053)	(20,359)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,608	(203,412)	(179,458)	(23,954)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,134	(143,451)	(126,558)	(16,893)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,980	(250,470)	(215,807)	(34,663)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,215	(153,698)	(133,103)	(20,595)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	450	(56,925)	(49,235)	(7,690)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	396	(50,094)	(51,089)	995
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	340	(43,010)	(43,864)	854
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	554	(70,081)	(71,473)	1,392
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	390	(49,335)	(51,972)	2,637
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	567	(71,726)	(66,005)	(5,721)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	804	(101,706)	(93,594)	(8,112)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,134	(143,451)	(129,093)	(14,358)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	58	(7,333)	(9,500)	2,167
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	81	(10,246)	(10,607)	361
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	913	(115,571)	(111,951)	(3,620)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	274	(34,683)	(33,597)	(1,086)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	629	(79,516)	(61,023)	(18,493)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	324	(40,959)	(27,285)	(13,674)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	251	(31,730)	(20,697)	(11,033)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,127	(142,471)	(92,931)	(49,540)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	388	(49,050)	(23,497)	(25,553)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,600	(202,266)	(112,485)	(89,781)

2019 Semi-Annual Report	25

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	914	$(115,545)	$(60,123)	$(55,422)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	417	(52,716)	(62,905)	10,189
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,200	(151,800)	(122,926)	(28,874)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	165	(20,873)	(20,816)	(57)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	5	(633)	(635)	2
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75	USD	1,460	(31,552)	(29,041)	(2,511)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	278	(35,144)	(35,621)	477
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	45	(5,689)	(5,364)	(325)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	896	(113,270)	(74,940)	(38,330)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	457	(57,773)	(50,062)	(7,711)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	610	(77,114)	(70,949)	(6,165)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	610	(77,114)	(70,921)	(6,193)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	89	(11,251)	(9,770)	(1,481)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	45	(5,689)	(4,520)	(1,169)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	950	(120,095)	(73,848)	(46,247)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	306	(38,683)	(33,150)	(5,533)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	45	(5,689)	(4,177)	(1,512)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	22	(2,781)	(2,005)	(776)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	268	(33,880)	(23,548)	(10,332)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	446	(56,382)	(61,721)	5,339
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	984	(124,394)	(115,208)	(9,186)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	325	(41,085)	(50,800)	9,715
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	28	(3,539)	(4,324)	785
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	322	(40,706)	(53,515)	12,809
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	448	(56,635)	(75,527)	18,892
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	31	(3,922)	(4,043)	121

26	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	338	$(42,729)	$(42,521)	$(208)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	975	(123,500)	(121,584)	(1,916)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	138	(17,445)	(17,906)	461
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	369	(46,648)	(26,459)	(20,189)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,200	(151,700)	(162,539)	10,839

						$(4,294,899)	$(3,422,309)	$(872,590)

* Termination date

**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $120,416,642 or 14.2% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.
(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2019.
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	IO—Interest Only.
(h)	Illiquid security.
(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.22% of net assets as of March 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.736%, 11/25/24	11/06/15	$ 181,627	$199,193	0.02%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.434%, 11/15/26	11/16/15	389,722	390,063	0.05%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	286,000	279,582	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.736%, 11/25/25	9/28/15	643,977	725,057	0.09%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.986%, 11/25/25	9/28/15	202,987	235,005	0.03%

(j)	Inverse interest only security.
(k)	Non-income producing security.
(l)	Defaulted.
(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$ 521,000	$501,695	0.06%

2019 Semi-Annual Report	27

Schedule of Investments (continued)

(n)	Affiliated investments.
(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Sol

PLN—Polish Zloty

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

LIBOR—London Interbank Offered Rates

NIBOR—Norwegian Interbank Offered Rate

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

28	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—March 31, 2019 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS

Investments in securities, at value

Unaffiliated issuers (cost $846,521,050)	$856,786,066

Affiliated issuers (cost $42,491,758)	42,491,758

Foreign currencies, at value (cost $9,980)	49,547

Cash collateral due from broker	2,566,178

Receivables:

Unaffiliated interest and dividends	4,233,217

Affiliated dividends	31,971

Investment securities sold	17,863,859

Capital shares sold	2,709,320

Terminated credit default swaps	503,070

Unrealized appreciation of forward currency exchange contracts	448,948

Market value on credit default swaps (net premiums paid $532,135)	428,645

Total assets	928,112,579

LIABILITIES

Due to custodian	33,231

Payables:

Dividends to shareholders	783,593

Investment securities purchased and foreign currency transactions	73,668,687

Capital shares redeemed	972,638

Variation margin on centrally cleared swaps	434,818

Advisory fee	259,707

Variation margin on futures	170,904

Administrative fee	17,074

Transfer Agent fee	3,136

Accrued expenses and other liabilities	208,206

Market value on credit default swaps (net premiums received $3,954,444)	4,723,544

Unrealized depreciation of forward currency exchange contracts	453,143

Total liabilities	81,728,681

NET ASSETS	$846,383,898

SHARES OF CAPITAL STOCK OUTSTANDING	56,661,049

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.94

NET ASSETS CONSIST OF:

Capital stock, at par*	$56,661

Additional paid-in capital	846,331,603

Accumulated loss	(4,366)

$846,383,898

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2019 Semi-Annual Report	29

Statement of Operations—for the six months ended March 31, 2019 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$12,674,671

Dividends

Affiliated issuers	100,111

Total income	12,774,782

Expenses:

Advisory fee (see Note 2A)	1,686,409

Custodian fee	93,694

Transfer Agent fee	9,326

Auditing and tax fees	49,732

Administrative	31,761

Legal fees	20,423

Registration fees	17,041

Printing fees	14,946

Directors’ fees and expenses	12,445

Miscellaneous	18,026

Total expenses	1,953,803

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2C)	(268,804)

Net expenses	1,684,999

Net investment income	11,089,783

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	(774,570)

Forward currency exchange contracts	(465,409)

Futures	(415,472)

Swaps	33,784

Foreign currency transactions	571,136

Net realized loss on investment and foreign currency transactions	(1,050,531)

Net change in unrealized appreciation/depreciation of:

Investments (b)	19,334,642

Forward currency exchange contracts	(653,071)

Futures	4,201,417

Swaps	(50,242)

Foreign currency denominated assets and liabilities and other assets	4,038

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	22,836,784

Net realized and unrealized gain on investment and foreign currency transactions	21,786,253

Contributions from affiliates (see Note 2A)	4,192

Net increase in net assets resulting from operations	$32,880,228

(a) Net of foreign capital gains taxes of $4,242.

(b) Net of increase in accrued foreign capital gains taxes of $2,062.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$11,089,783	$17,339,430

Net realized loss on investment and foreign currency transactions	(1,050,531)	(6,318,265)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	22,836,784	(18,644,454)

Contributions from affiliates (see Note 2A)	4,192	10,555

Net increase (decrease) in net assets resulting from operations	32,880,228	(7,612,734)

Distributions to shareholders	(12,197,717)	(18,192,655)

Capital-share transactions:

Net proceeds from sales of shares	132,000,855	147,593,732

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	9,609,487	16,051,161

Total proceeds from shares sold	141,610,342	163,644,893

Cost of shares redeemed	(50,083,467)	(92,944,434)

Net increase in net assets from capital-share transactions	91,526,875	70,700,459

Net increase in net assets	112,209,386	44,895,070

NET ASSETS:

Beginning of period	734,174,512	689,279,442

End of period	$846,383,898	$734,174,512

See Notes to Financial Statements.

2019 Semi-Annual Report	31

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15		YEAR ENDED 9/30/14

Net asset value, beginning of period	$14.55		$15.08	$15.57	$15.29	$15.77		$15.52

Income from investment operations

Investment income, net†‡	0.22		0.36	0.38	0.43	0.40		0.48

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.40		(0.51)	(0.27)	0.52	0.00	(a)	0.31

Contributions from affiliates	0.00	(a)	0.00 (a)	0.00 (a)	0	0		0

Total from investment operations	0.62		(0.15)	0.11	0.95	0.40		0.79

Less dividends and distributions:

Dividends from net investment income	(0.23)		(0.38)	(0.41)	(0.52)	(0.47)		(0.45)

Dividends from net realized gain on investment transactions	0		0	(0.19)	(0.15)	(0.41)		(0.09)

Total dividends and distributions	(0.23)		(0.38)	(0.60)	(0.67)	(0.88)		(0.54)

Net asset value, end of period	$14.94		$14.55	$15.08	$15.57	$15.29		$15.77

Total return (b)	4.35%		(0.98)%	0.78%	6.42%	2.60%		5.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$846,384		$734,175	$689,279	$634,431	$614,965		$634,032

Average net assets (000 omitted)	$751,574		$702,953	$622,162	$617,969	$632,506		$707,180

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.45%	*	0.45%	0.45%	0.45%	0.45%	+	0.45%

Expenses, before waivers/reimbursements	0.52%	*	0.55%	0.59%	0.59%	0.58%	+	0.58%

Net investment income‡	2.96%	*	2.47%	2.50%	2.79%	2.61%	+	3.08%

Portfolio turnover rate	34%		189%	229%	146%	266%		260%

†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
+	The ratio includes expenses attributable to costs of proxy solicitation.
*	Annualized.
(a)	Amount is less than $.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2019 Semi-Annual Report	33

Notes to Financial Statements (continued)

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

34	Sanford C. Bernstein Fund II, Inc.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2019:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$250,553,196	$0	$250,553,196

Corporates—Investment Grade	0	179,800,810	0	179,800,810

Mortgage Pass-Throughs	0	152,062,393	0	152,062,393

Commercial Mortgage-Backed Securities	0	63,522,621	10,533,393	74,056,014

Inflation-Linked Securities	0	48,465,412	0	48,465,412

Collateralized Mortgage Obligations	0	42,257,394	305,204	42,562,598

Asset-Backed Securities	0	29,246,496	13,017,573	42,264,069

Corporates—Non-Investment Grade	0	20,225,709	0	20,225,709

Agencies	0	18,173,317	0	18,173,317

Quasi-Sovereigns	0	3,602,008	0	3,602,008

Local Governments—US Municipal Bonds	0	3,089,947	0	3,089,947

Emerging Markets—Corporate Bonds	0	2,965,421	0	2,965,421

Common Stocks	0	0	501,695	501,695

Emerging Markets—Sovereigns	0	410,062	0	410,062

Short-Term Investments:

Investment Companies	42,491,758	0	0	42,491,758

Governments—Treasuries	0	18,053,415	0	18,053,415

Total Investments in Securities	42,491,758	832,428,201	24,357,865	899,277,824

Other Financial Instruments (a):
Assets:

Futures	2,491,708	0	0	2,491,708	(b)

Forward Currency Exchange Contracts	0	448,948	0	448,948

Centrally Cleared Interest Rate Swaps	0	1,164,462	0	1,164,462	(b)

Credit Default Swaps	0	428,645	0	428,645

Liabilities:

Futures	(301,657)	0	0	(301,657	)(b)

Forward Currency Exchange Contracts	0	(453,143)	0	(453,143)

Centrally Cleared Credit Default Swaps	0	(204,702)	0	(204,702	)(b)

Centrally Cleared Interest Rate Swaps	0	(1,053,755)	0	(1,053,755	)(b)

Credit Default Swaps	0	(4,723,544)	0	(4,723,544)

Total	$44,681,809	$828,035,112	$24,357,865	$897,074,786

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Schedule of Investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

2019 Semi-Annual Report	35

Notes to Financial Statements (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	ASSET- BACKED SECURITIES
Balance as of 9/30/18	$9,056,899	$302,644	$12,223,713

Accrued discounts/(premiums)	2,894	0	444

Realized gain (loss)	(2,764)	0	1,433

Change in unrealized appreciation/depreciation	160,382	2,560	77,025

Purchases/Payups	1,672,128	0	3,997,498

Sales/Paydowns	(356,146)	0	(3,282,540)

Transfers in to Level 3	0	0	0

Transfers out of Level 3	0	0	0

Balance as of 3/31/19	$10,533,393	$305,204	$13,017,573

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19 (a)	$160,382	$2,560	$77,025

	COMMON STOCKS	TOTAL
Balance as of 9/30/18	$522,535	$22,105,791

Accrued discounts/(premiums)	0	3,338

Realized gain (loss)	0	(1,331)

Change in unrealized appreciation/depreciation	(20,840)	219,127

Purchases/Payups	0	5,669,626

Sales/Paydowns	0	(3,638,686)

Transfers in to Level 3	0	0

Transfers out of Level 3	0	0

Balance as of 3/31/19	$501,695	$24,357,865

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19 (a)	$(20,840)	$219,127

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at March 31, 2019. Securities priced by third party vendors are excluded from the following table:

	QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
	FAIR VALUE AT 3/31/19	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	INPUT
Common Stocks	$501,695	Market Approach	NAV Equivalent	$962.95/N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in NAV equivalent in isolation would be expected to result in a significantly higher (lower) fair value measurement.

36	Sanford C. Bernstein Fund II, Inc.

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

2019 Semi-Annual Report	37

Notes to Financial Statements (continued)

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the advisory agreement between the Fund and Adviser, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion, 0.35% of the next $3 billion and 0.30% in excess of $8 billion of the average daily net assets of the Portfolio. Prior to January 1, 2018, the advisory fee was 0.50% of the first $1 billion and 0.45% in excess of $1 billion of the Portfolio’s average daily net assets. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 29, 2019 and may be extended by the Adviser for additional one-year terms. For the six months ended March 31, 2019, the aggregate amount of such fee waiver was $264,768.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First Quarter of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 48.3% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

38	Sanford C. Bernstein Fund II, Inc.

At the November 14, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

During the six months ended March 31, 2019, the Adviser reimbursed the Portfolio $4,192 for trading losses incurred due to trade entry errors. During the year ended September 30, 2018, the Adviser reimbursed the Portfolio $10,555 for trading losses incurred due to trade entry errors.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2019. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended March 31, 2019, such waiver amounted to $4,036.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended March 31, 2019 is as follows:

FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/19 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$14,250	$199,783	$171,541	$42,492	$100

Brokerage commissions paid on investment transactions for the six months ended March 31, 2019 amounted to $10,394, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2019, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$76,391,305	$37,999,152

U.S. government securities	316,463,847	207,044,984

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$18,384,780

Gross unrealized depreciation	(6,727,984)

Net unrealized appreciation	$11,656,796

2019 Semi-Annual Report	39

Notes to Financial Statements (continued)

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2019, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2019, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to

40	Sanford C. Bernstein Fund II, Inc.

changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2019, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

2019 Semi-Annual Report	41

Notes to Financial Statements (continued)

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2019, the Portfolio had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2019, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

A Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended March 31, 2019, the Portfolio held variance swaps for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

42	Sanford C. Bernstein Fund II, Inc.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended March 31, 2019, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$2,491,708	*	Receivable/Payable for variation margin on futures	$301,657	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps			Receivable/Payable for variation margin on centrally cleared swaps	32,193	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,164,462	*	Receivable/Payable for variation margin on centrally cleared swaps	1,053,755	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	448,948		Unrealized depreciation on forward currency exchange contracts	453,143

Credit contracts	Market value on credit default swaps	428,645		Market value on credit default swaps	4,723,544

Total		$4,533,763			$6,564,292

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(415,472)	$4,201,417

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(465,409)	(653,071)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(222,296)	229,400

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	280,261	(297,184)

Foreign currency contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(24,181)	17,542

Total		$(847,097)	$3,498,104

2019 Semi-Annual Report	43

Notes to Financial Statements (continued)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2019:

Futures:

Average notional amount of buy contracts	$137,344,540

Average notional amount of sale contracts	$41,414,162

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$26,605,216

Average principal amount of sale contracts	$67,280,527

Centrally Cleared Interest Rate Swaps:

Average notional amount	$172,390,277

Credit Default Swaps:

Average notional amount of buy contracts	$21,067,429

Average notional amount of sale contracts	$31,691,571

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$10,360,000

Variance Swap

Average notional amount	$1,246,762	(a)

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of March 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Australia and New Zealand Banking Group Ltd.	$5,046	$0	$0	$0	$5,046

Barclays Bank PLC	9,155	(9,155)	0	0	0

BNP Paribas SA	6,760	(1,420)	0	0	5,340

Citibank, NA	209,363	(209,363)	0	0	0

Citigroup Global Markets, Inc.	428,645	(428,645)	0	0	0

Credit Suisse International	12,020	(12,020)	0	0	0

Deutsche Bank AG	42,212	(42,212)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	17,945	(17,945)	0	0	0

HSBC Bank USA	8,252	(8,252)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	35,577	(35,577)	0	0	0

Natwest Markets PLC	26,306	(26,306)	0	0	0

Standard Chartered Bank	8,490	(8,490)	0	0	0

State Street Bank & Trust Co.	145	(145)	0	0	0

UBS AG	67,677	0	0	0	67,677

Total	$877,593	$(799,530)	$0	$0	$78,063	^

44	Sanford C. Bernstein Fund II, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$83,768	$(9,155)	$0	$0	$74,613

BNP Paribas SA	1,420	(1,420)	0	0	0

Citibank, NA	562,990	(209,363)	0	0	353,627

Citigroup Global Markets, Inc.	1,879,854	(428,645)	0	(1,429,274)	21,935

Credit Suisse International	919,432	(12,020)	0	(907,412)	0

Deutsche Bank AG	469,376	(42,212)	0	(404,953)	22,211

Goldman Sachs Bank USA/Goldman Sachs International	574,513	(17,945)	0	(512,775)	43,793

HSBC Bank USA	104,038	(8,252)	0	0	95,786

JPMorgan Chase Bank, NA/JPMorgan Securities LLC	226,850	0	0	0	226,850

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	231,751	(35,577)	0	(196,174)	0

Natwest Markets PLC	37,982	(26,306)	0	0	11,676

Standard Chartered Bank	84,358	(8,490)	0	0	75,868

State Street Bank & Trust Co.	355	(145)	0	0	210

Total	$5,176,687	$(799,530)	$0	$(3,450,588)	$926,569	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar

2019 Semi-Annual Report	45

Notes to Financial Statements (continued)

rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2019, the Portfolio earned drop income of $89,044 which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

	2018	2017
Distributions paid from:

Ordinary income	$18,192,655	$19,893,502

Net long-term capital gains	0	4,495,903

Total distributions paid	$18,192,655	$24,389,405

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,422,487

Accumulated capital losses and other losses	(13,184,956	)(a)

Unrealized appreciation/(depreciation)	(9,362,163	)(b)

Total accumulated earnings/(deficit)	$(20,124,632	)(c)

(a)	As of September 30, 2018, the Portfolio had a net capital loss carryforward of $13,184,956.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2018, the Portfolio had a net short-term capital loss carryforward of $10,348,563 and a net long-term capital loss carryforward of $2,836,393, which may be carried forward for an indefinite period.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolio’s existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a

46	Sanford C. Bernstein Fund II, Inc.

fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

2019 Semi-Annual Report	47

Notes to Financial Statements (continued)

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk may become illiquid. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

48	Sanford C. Bernstein Fund II, Inc.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom (the “U.K.”) has voted to withdraw from the EU and the consequences for European and U.K. businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Portfolio Turnover Risk—The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

2019 Semi-Annual Report	49

Notes to Financial Statements (continued)

NOTE 6.	Capital-Share Transactions

Share transactions for the six months ended March 31, 2019 and the year ended September 30, 2018, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

Shares sold	8,960,562	9,979,848	$132,000,855	$147,593,732

Shares issued to shareholders on reinvestment of dividends and distributions	658,274	1,088,334	9,609,487	16,051,161

Shares redeemed	(3,432,536)	(6,287,472)	(50,083,467)	(92,944,434)

Net increase	6,186,300	4,780,710	$91,526,875	$70,700,459

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2019.

NOTE 8.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

50	Sanford C. Bernstein Fund II, Inc.

Results of Shareholders Meeting (Unaudited)

A Special Meeting of Shareholders of Sanford C. Bernstein Fund II, Inc. (the “Fund”) – Intermediate Duration Institutional Portfolio (the “Portfolio”) was held on October 11, 2018 and adjourned until November 14, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

DIRECTOR:	VOTED FOR:	WITHHELD AUTHORITY:
Michael J. Downey	26,415,650	0
William H. Foulk, Jr.*	26,415,650	0
Nancy P. Jacklin	26,242,550	173,099
Robert M. Keith	26,415,650	0
Carol C. McMullen	26,242,550	173,099
Gary L. Moody	26,415,650	0
Marshall C. Turner, Jr.	26,415,650	0
Earl D. Weiner	26,415,650	0

2. To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.

VOTED FOR:	VOTED AGAINST:	ABSTAINED:	BNV:
26,264,134	-0-	151,516	-0-

*	Mr. Foulk retired on December 31, 2018.

2019 Semi-Annual Report	51

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

Michael J. Downey*

Director

Nancy P. Jacklin*

Director

Robert M. Keith

President and Chief Executive Officer

Carol C. McMullen*

Director

Garry L. Moody*

Director

Earl D. Weiner*

Director

OFFICERS

Michael Canter**

Vice President

Shawn E. Keegan**

Vice President

Douglas J. Peebles**

Vice President

Janaki Rao**

Vice President

Greg J. Wilensky**

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen M. Woetzel

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

*	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.
**	The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. Canter, Keegan, Peebles, Rao and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

52	Sanford C. Bernstein Fund II, Inc.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including Sanford C. Bernstein Fund II, Inc. in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at a meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as

2019 Semi-Annual Report	53

provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds

54	Sanford C. Bernstein Fund II, Inc.

to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

2019 Semi-Annual Report	55

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

56	Sanford C. Bernstein Fund II, Inc.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for

2019 Semi-Annual Report	57

information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the

58	Sanford C. Bernstein Fund II, Inc.

Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the Fund’s fee rate on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

2019 Semi-Annual Report	59

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-2038-0319

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 24, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 24, 2019